CREDIT FACILITY AGREEMENT

THIS  dated as of the ____ day of March, 2011.

BETWEEN:

_________________________, having an address for notices at ________________________________________

(the "Lender")

AND:

POTASH AMERICA, INC., having an office for notices at 8th Floor – 200 South Virginia Street, Reno, Nevada, 89501

 (the "Borrower")

WHEREAS:

The Lender has agreed to provide a line of credit to the Borrower in the amount of up to US$200,000;

NOW THEREFORE in consideration of the premises and the respective covenants, agreements, representations, warranties and indemnities of the parties herein contained and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged) the parties hereto covenant and agree as follows:

1.

INTERPRETATION

1.1

Definitions.  For the purposes of this Agreement, unless the context otherwise requires, the following terms shall have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings:

(a)

“Business Day” means any day other than a Saturday, Sunday, public holiday under the laws of Nevada or other day on which banking institutions are authorized or obligated to close in Nevada;

(b)

“Effective Date” means the date of this Agreement;

(c)

“Event of Default” has the meaning set out in Section ;

(d)

“Outstanding Amount” means, in respect of the Credit Facility, on any day, an amount calculated and expressed in U.S. dollars equal to the aggregate principal amount of all Advances made by the Lender under the Credit Facility;

2.

THE CREDIT FACILITY

2.1

Credit Facility.  The Lender shall make available to the Borrower in accordance with and subject to the terms and conditions of this Agreement a credit facility in the principal amount of up to US$200,000 (the “Credit Facility”).

2.2

Advances.  On the terms and conditions set forth herein, the Lender, from time to time, agrees to make advances to the Borrower (the “Advances”).

2.3

Notice of Advance.  Each Advance shall be made by the Lender within three Business Days after receipt of a notice from the Borrower in the form set out in  attached hereto, with appropriate insertions (the “Advance Notice”), which shall specify certain information including:

(a)

the date of the Advance Notice;

(b)

the aggregate amount of such Advance; and

(c)

the Outstanding Amount having given effect to such Advance.

2.4

Lender to Make Advance.  Upon receipt of the Advance Notice, the Lender shall pay such Advance by wire transfer to an account in the name of the Borrower as provided by the Borrower.  In addition, upon receipt of the Advance Notice and provided that the Lender agrees with the information set out thereon, the Lender shall promptly sign the Advance Notice, thereby acknowledging receipt of same, and fax back to the Borrower in accordance with the notice provisions set out herein.

2.5

Use of Proceeds.  The Borrower shall use all Advances to fund working capital and general corporate activities.

3.

REPAYMENT

3.1

Payments.  The Borrower shall pay the Outstanding Amount to the Lender on demand, without set-off, counterclaim or deduction, unless, in the case of set-off, such set-off is specifically acknowledged in writing by the Lender.

3.2

Repayment of the Loan.  The Borrower may repay the Outstanding Amount and accrued interest at any time without penalty.  The repayment of the Outstanding Amount will not extinguish the requirement to pay any accrued interest.

4.

INTEREST

4.1

Interest Payments.  The Outstanding Amount shall bear interest at the rate of five percent (5%) per annum.  The Borrower shall pay to the Lender the entire amount of accrued and unpaid interest on demand.

5.

REPRESENTATIONS AND WARRANTIES

5.1

Borrower’s Representations.  The Borrower represents and warrants that:

(a)

The Borrower is a corporation duly organized and existing pursuant to the laws of the Nevada without limit as to the duration of its existence, the Borrower has corporate powers and adequate authority, rights and franchises to own its property and to carry on its business as now conducted, and is duly qualified and in good standing in each jurisdiction in which the character of the properties owned by it therein or the conduct of its business makes such qualification necessary, and the Borrower has the corporate power and adequate authority to enter into this Agreement.

(b)

The execution and delivery of this Agreement and the performance of the provisions of this Agreement are not in contravention of or in conflict with any law or regulation or any term or provision of the Borrower’s constating documents and are duly authorized and do not require the consent or approval of any governmental agency or other authority, and this Agreement is a valid and legally enforceable obligation of the Borrower.

(c)

The execution, delivery and performance of this Agreement are not in contravention of or conflict with any agreement, indenture or undertaking to which the Borrower is a party or by which the Borrower or any of the Borrower’s property may be bound or affected, and will not cause any lien, charge or other encumbrance to be created or imposed upon any such property by reason thereof.

5.2

Lender’s Representations.  The Lender represents and warrants that:

(a)

The Lender is a corporation duly organized and existing pursuant to the laws of its place of incorporation without limit as to the duration of its existence and the Lender has the corporate power and adequate authority to enter into this Agreement.

(b)

The execution and delivery of this Agreement and the performance of the provisions of this Agreement are not in contravention of or in conflict with any law or regulation or any term or provision of the Lender’s charter documents, as applicable, and are duly authorized and do not require the consent or approval of any governmental agency or other authority.  This Agreement is a valid and legally enforceable obligation of the Lender.

(c)

The execution, delivery and performance of this Agreement are not in contravention of or conflict with any agreement, indenture or undertaking to which the Lender is a party or by which the Lender may be bound or affected.

6.

EVENTS OF DEFAULT

6.1

The occurrence of any of the following Events of Default shall, at the option of the Lender, make the Outstanding Amount and any accrued interest immediately due and payable, on demand:

(a)

Failure to pay the Outstanding Amount and accrued and unpaid interest on demand;

(b)

Borrower shall become insolvent or admit in writing its inability to pay its debts as they come due, or make any assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee otherwise shall be appointed;

(c)

Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief pursuant to any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower;

(d)

Sale of all or substantially all of the assets of the Borrower; and

(e)

Any breach of the Borrower’s covenants in this Agreement.

7.

MISCELLANEOUS

7.1

Survival.  Each party is entitled to rely on the representations, warranties and agreements of the other party and all such representation, warranties and agreements will be effective regardless of any investigation that any party has undertaken or failed to undertake.  The representations, warranties and agreements will survive the Effective Date and continue in full force and effect until six (6) months after the Effective Date.

7.2

Further Assurances and Provision of Information.  Each of the parties hereto will co-operate with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement.

7.3

Amendment.  This Agreement may not be amended except by an instrument in writing signed by each of the parties.

7.4

Expenses.  Each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of agents, representatives, counsel, and accountants.

7.5

Entire Agreement.  This Agreement, the schedules attached hereto and the other documents in connection with this transaction contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto.  Any preceding correspondence or offers are expressly superseded and terminated by this Agreement.

7.6

Notices.  All notices and other communications required or permitted under to this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as will be specified by like notice):

7.7

Headings.  The headings contained in this Agreement are for convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement.

7.8

Benefits.  This Agreement is and will only be construed as for the benefit of or enforceable by those persons party to this Agreement.

7.9

Assignment.  This Agreement may not be assigned (except by operation of law) by any party without the written consent of the other party.

7.10

Governing Law.  This Agreement will be governed by and construed in accordance with the laws of Nevada applicable to contracts made and to be performed therein.

7.11

Counterparts.  This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

7.12

Fax Execution.  This Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.

7.13

Independent Legal Advice.  The Lender confirms that it has sought and obtained independent legal advice prior to execution of this Agreement and cannot and does not rely on the representations of the Borrower or its advisors respecting the legal effects of this Agreement.

7.14

Schedules and Exhibits.  The schedules and exhibits are attached to this Agreement and incorporated herein.

7.15

Currency.  All funds and monetary amounts included in this Agreement are stated in U.S. dollars.

IN WITNESS WHEREOF the parties have executed this Agreement on the date set forth above.

Per:

Authorized Signatory

POTASH AMERICA, INC.

Per:

Authorized Signatory

Schedule A

ADVANCE NOTICE

(To be executed by the Borrower in order to request an Advance)

To: _____________________________ (the “Lender”)

The undersigned,  (the “Borrower”) hereby requests an advance of $ of the principal amount of the Credit Facility, in accordance with the terms and conditions set forth in the Credit Facility Agreement dated  (the “Agreement”), between the Lender and the Borrower and as of the Date of Advance Notice written below.  All undefined capitalized terms used herein shall have the meanings set out in the Agreement.

Date of Advance Notice:
Outstanding Amount as of Date of Advance Notice:
Remaining Amount to be advanced under Credit Facility:

Per:

Authorized Signatory

The Lender hereby acknowledges receipt of the Advance Notice and agrees with the amounts set out above as of the Date of Advance Notice.

Per:

Authorized Signatory